UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2004

Date of Report (Date of earliest event reported)
KATY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-558	75-1277589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

765 Straits Turnpike, Middlebury, Connecticut 06762
(Address of principal executive offices and zip code)

                                                     (203) 598-0397___________
Registrant’s telephone number, including area code

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Number	Exhibit
99.1	Katy Industries, Inc. press release issued August 9, 2004.

ITEM 12.   Results of Operations and Financial Condition.

On August 9, 2004, Katy Industries, Inc. (the “Company”) issued a press release regarding its results of operations for the second quarter of 2004. The release and accompanying schedules are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2004	KATY INDUSTRIES, INC. By: /s/ Amir Rosenthal Amir Rosenthal Vice President, Chief Financial Officer, General Counsel and Secretary